SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 August 9, 2002

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351                   41-1849591
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                         Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 525-5020
              (Registrant's telephone number, including area code)





Item 9.   Regulation FD Disclosure

On August 9, 2002, each of the Principal Executive Officer, Ronald N. Zebeck, and Principal Financial Officer, David D. Wesselink, of Metris Companies Inc. submitted to the Securities and Exchange Commission a sworn statement pursuant to the order of the Securities and Exchange Commission dated June 27, 2002 (File No. 4-460).

A copy of each of these statements is attached hereto as an Exhibit.



Item 7.  Financial Statement and Exhibits

(c) Exhibits

99.1  Statement Under Oath of Principal Executive Officer.

99.2  Statement Under Oath of Principal Financial Officer.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS COMPANIES INC.


                                     By /s/
                                       Ronald N. Zebeck
                                       Chairman and Chief Executive Officer
Dated: August 12, 2002